UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2025

PUREBASE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55517	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8631 State Hwy, 124

Ione, CA 95640

(Address of principal executive offices)

(209) 274-9143

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2025 (the “Effective Date”), Purebase Corporation, a Nevada corporation (“Purebase”), entered into a Master Agreement (the “Purebase Master Agreement”) with US Mine Corp., a Nevada corporation (“USMC”), US Copper LLC, a Nevada limited liability company (“US Copper LLC”), and US Mine LLC, a California limited liability company (“US Mine LLC” and, together with USMC and US Copper LLC, the “US Mine Entities”), pursuant to which:

●	Purebase and US Mine LLC cancelled and terminated (a) the mining rights US Mine LLC granted Purebase to purchase up to 100,000,000 tons of metakaolin supplementary cementitious materials from properties owned by US Mine located at 8625 State Highway 124 in Ione, California (the “Mining Rights”), and (b) stock options Purebase granted US Mine LLC to purchase up to 116,000,000 shares of Purebase’s common stock at an exercise price of $0.38 per share (the “Stock Options”), which Mining Rights and Stock Options had been granted pursuant to that certain Materials Extraction Agreement between Purebase and US Mine LLC, dated May 27, 2021, as first amended on October 6, 2021, and as further amended on November 1, 2023;

●	USMC granted Purebase a six-month option to purchase certain mining equipment (“Equipment”) from USMC, which purchase shall be at the fair market value of such Equipment as agreed between Purebase and USMC;

●	Purebase and the Bremer Family 1995 Living Trust, a trust for which John Bremer, a member of Purebase’s board of directors is trustee, executed a rescission (the “Rescission Agreement”) of that certain Purchase and Sale Agreement, dated April 1, 2020, by and between Purebase and the Bremer Family 1995 Living Trust, as amended, for the purchase of approximately 280 acres of mining property containing five placer mining claims known as the “Snow White Mine,” located near Barstow, California in San Bernardino County;

●	USMC and Purebase entered into an Assignment of Lease (the “Assignment of Lease”), pursuant to which USMC assigned, transferred, and set over to Purebase all rights, title, and interest held by USMC in and to the BLM Preference Right Lease Serial No. N-62445-01 between the US Bureau of Land Management and USMC, for mining rights to approximately 2,500 acres located on the western side of the Weepah Hills in the Mount Diablo Meridian area of Esmeralda County, Nevada, subject to the terms and conditions set forth therein; and

●	Purebase provided the US Mine Entities with a general release and agreed to indemnify the US Mine Entities and certain related parties against third party claims.

Concurrently with the execution of the Purebase Master Agreement, Arthur Scott Dockter, Purebase’s Chief Executive Officer (“Mr. Dockter”), and Teresa Dockter, Mr. Dockter’s spouse (“Ms. Dockter”), entered into a Master Agreement (the “Dockter Master Agreement”) with the US Mine Entities, pursuant to which:

●	Mr. Dockter agreed to purchase from USMC, and USMC agreed to sell to Mr. Dockter, 122,945,823 shares of Purebase’s common stock currently held by USMC, for an aggregate purchase price of $14,555,665.84, plus interest, compounded monthly, at an annual rate equal to ten percent (10%), accruing from the Effective Date, in a closing to occur no later than the one (1) year anniversary of the Effective Date, upon the terms and conditions set forth in a Common Stock Purchase Agreement by and between Mr. Dockter and USMC, dated as of the Effective Date (the “Purchase Agreement”);

●	The US Mine Entities repurchased from Mr. Dockter all of the equity interests Mr. Dockter held in the US Mine Entities;

●	Mr. Dockter and Ms. Dockter each resigned from any and all positions they held with the US Mine Entities and at any of their subsidiaries; and

●	Mr. Dockter and Ms. Dockter provided the US Mine Entities with a general release and agreed to indemnify the US Mine Entities and certain related parties against third party claims.

The foregoing descriptions of the Purebase Master Agreement, Rescission Agreement, Assignment of Lease, Dockter Master Agreement and the Purchase Agreement are qualified in their entirety by reference to the full text of such documents, copies of which are attached to this report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On June 16, 2025, Purebase received three conversion notices from USMC, pursuant to which USMC elected to convert amounts Purebase owned USMC (collectively, the “Loan Amounts”) into shares of Purebase’s common stock (collectively, the “Conversion Shares”), as follows:

●	The principal amount of $618,000, plus accrued and unpaid interest thereon in the aggregate amount of $56,924.65, due under an 8% unsecured convertible promissory note, was converted into a total of 8,436,559 Conversion Shares;

●	The principal amount of $1,000,000, plus accrued and unpaid interest thereon in the aggregate amount of $75,928.47, due under an 8% unsecured convertible grid promissory note, was converted into a total of 13,449,106 Conversion Shares; and

●	Additional advances USMC made to Purebase from January 10, 2025 through April 17, 2025, in the aggregate principal amount of $416,448.66, plus accrued and unpaid interest thereon in the aggregate amount of $10,359.89, was converted into a total of 5,335,107 Conversion Shares.

Upon the issuance to USMC of the Conversion Shares, the entire Loan Amounts were deemed to be paid-in-full and canceled, and Purebase has no further obligation to USMC with respect thereto.

The issuance of the Conversion Shares is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Purebase Master Agreement, dated as of June 18, 2025, between US Mine Corp., US Copper LLC, US Mine LLC, and Purebase Corporation
10.2	Rescission Agreement, dated as of June 18, 2025, between Purebase Corporation and Bremer Family 1995 Living Family Trust.
10.3	Assignment of Lease, dated as of June 18, 2025, between US Mine Corporation and Purebase Corporation.
10.4	Master Agreement, dated as of June 18, 2025, between Arthur Scott Dockter, Teresa Dockter, US Mine Corp., US Copper LLC, and US Mine LLC.
10.5	Purebase Common Stock Purchase Agreement, dated as of June 18, 2025, between Arthur Scott Dockter and US Mine Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Purebase has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREBASE CORPORATION

Dated: July 8, 2025	By:	/s/ A. Scott Dockter
A. Scott Dockter
Chief Executive Officer